UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2022

TEGO CYBER INC.
(Exact name of registrant as specified in its charter)

Nevada	333-248929	84-2678167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification ID No.)

8565 South Eastern Avenue, Suite 150

Las Vegas, Nevada 89123

(Address of principal executive offices)(Zip Code)

(855) 939-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosure.

On April 22, 2022, Tego Cyber Inc., a Nevada corporation (the “Company”), posted a 2 page corporate profile overview (“Corporate Overview”) and an investor presentation (“Investor Presentation”) to its website at https://ir.tegocyber.com/. A copy of the Corporate Overview is attached as Exhibit 99.1 to this Current Report on Form 8-K and the Investor Presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in the Corporate Overview and Investor Presentation are summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Tego Cyber Corporate Overview
99.2	Tego Cyber Investor Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGO CYBER INC.

Date: April 22, 2022	By:	/s/ Shannon Wilkinson
Shannon Wilkinson
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Tego Cyber 2 Page Corporate Overview
99.2	Tego Cyber Investor Presentation

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